DELAWARE POOLED® TRUST

The Real Estate Investment Trust Portfolio II (the “Portfolio”)

Supplement to the Portfolio’s Prospectus dated February 28, 2010
(as revised March 5, 2010)

Effective December 20, 2010, the Portfolio changed its benchmark index from the FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index.

The following replaces the table on page 16 in the section entitled, “How has The Real Estate Investment Trust Portfolio II performed?”

Average annual returns for periods ended 12/31/09

The Real Estate Investment Trust Portfolio II	1 year	5 years	10 years
Return before taxes	22.44%	-0.57%	10.02%
Return after taxes on distributions	21.34%	-5.41%	6.46%
Return after taxes on distributions and sale of Portfolio shares	14.57%	-0.53%	8.41%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes) (new benchmark)	27.99%	0.36%	10.62%
FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) (reflects no deduction for fees, expenses, or taxes) (previous benchmark)	27.99%	0.36%	10.62%

The Portfolio’s returns above are compared to the performance of the FTSE NAREIT All Equity REITs Index and the FTSE NAREIT Equity REITs Index. Effective December 20, 2010: (1) FTSE changed the composition of the FTSE NAREIT Equity REITs Index to exclude timber REITs; (2) FTSE created the FTSE NAREIT All Equity REITs Index with the components of the former FTSE NAREIT Equity REITs Index, including timber REITs; and (3) the Portfolio changed its benchmark index from the FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index. The rationale for the change was that the Portfolio’s portfolio managers believe the new index is more appropriate for the Portfolio’s investment style. Prior to December 20, 2010, the returns were the same for both indices.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 3, 2011.